SPDR® Series Trust

Supplement dated November 28, 2017 to the

Statement of Additional Information (“SAI”)

dated October 31, 2017, as supplemented

SPDR Bloomberg Barclays 1-3 Month T-Bill ETF

(the “Fund”)

On November 30, 2017, all creation unit orders placed with respect to the Fund will settle on the following business day (“T+1”).

The settlement date for the Fund is ordinarily the same day as the order placement date (“T+0”) for orders placed prior to 12:00 p.m. Eastern time and the first business day following the order placement date (T+1) for orders placed after 12:00 p.m. Eastern time (the “Standard Settlement Procedures”). In connection with a scheduled reverse stock split of the Fund’s issued and outstanding shares, the Fund will not offer same day settlement (T+0) for creation unit orders placed prior to 12:00 p.m. on November 30, 2017. Any creation unit order placed prior to 12:00 p.m. on such date will have a settlement date of the following business day (T+1).

On December 1, 2017, the Fund expects to revert to the Standard Settlement Procedures.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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